MOHR COMPANY NAV ETF

CNAV

(a series of the Collaborative Investment Series Trust)

Supplement dated October 28, 2024 to the Prospectus,

Statement of Additional Information (“SAI”) and Summary Prospectus dated February 1, 2025.

Effective immediately, the creation unit size for the Mohr Company Nav ETF (the “Fund”) is 10,000 shares. Accordingly, all references to the prior creation unit size in the Fund’s prospectus, summary prospectus and SAI are hereby deleted and replaced with 10,000 shares per creation unit.

You should read this Supplement in conjunction with the Prospectus, SAI and Summary Prospectus dated February 1, 2025, which provides information that you should know about the Fund before investing and should be retained for future references. The Prospectus, SAI and Summary Prospectus have been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of each can be obtained without charge by calling the Fund at 1-(866) 464-6608.